Exhibit 10.1

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

合同编号No.：

Contract No.:

委托加工合同

Entrusted Processing Contract

甲方（委 托 方）：

Party A (Client): Gelteq Pty Ltd (ACN: 619 501 254)

乙方（被委托方）： 蜡笔小新（福建）食品工业有限公司

Party B (Entrusted Party):

依据《中华人民共和国民法典》等相关法律、法规之规定，甲、乙双方本着互惠互利长期合作的原则，在平等自愿的基础上，经协商一致，就甲方委托乙方生产加工指定系列产品的相关事宜制定并签署本合同。本合同明确了双方的义务、责任和权利，以资双方共同遵守。

In accordance with the Civil Code of the People’s Republic of China and other relevant laws and regulations, Party A and Party B, on the basis of equality and voluntariness, have made and signed this contract with mutual benefit and long-term cooperation. This contract defines the obligations, responsibilities and rights of both parties in order to be abided by.

第一节 合作关系概述

Section I Overview of Cooperation Relationship

第一条 甲方授权乙方在生产加工及包装制作中使用甲方所有的 等商标。

Article 1. Party A authorizes Party B to use the trademarks owned by Party A solely for the production, processing and packaging of Party A’s products pursuant to this Agreement.

第二条 乙方承担本合同约定的加工制作任务，并保证所加工产品的生产、质量等符合相关规定。

Article 2. Party B shall undertake the processing and manufacturing tasks stipulated in this contract, and ensure that the production and quality of the processed products meet relevant regulations.

第二节 加工品项及原料供应

Section Ⅱ Processing items and Raw Material Supply

第一条 甲方委托乙方加工生产的产品品项是： 附件一 《代工产品信息表》

Article 1. The products entrusted by Party A to Party B for processing and production are: Annex I “Information Sheet of Substitute Products”

第二条 甲方委托乙方加工产品所需的全部物料（原辅料、食品添加剂、包装膜（袋）、纸箱、隔板、产品合格证、封箱胶纸等）由乙方根据甲方产品需求采购提供。甲方对乙方供应商的选择原则上不干预，但乙方必须保证对供应商资质及所供产品进行严格审核，相应资料须留档备查，配方一经确认，供应商未经乙方许可不可随意变更。物料由乙方自行负责仓库存放管理、库存与采购计划管理等，甲方不承担任何由物料原因引起的相关责任。

Article 2. Party A engage Party B to purchase and provide all materials (raw and auxiliary materials, food additives, packaging film (bags), cartons, partitions, product certificates, box sealing rubber paper, etc). required for processing of Party A’s products. Party A shall not interfere in the selection of Party B’s suppliers in principle, but Party B must ensure that the qualification of the supplier and the products provided are strictly reviewed, and the corresponding data shall be kept for reference and once the formula is confirmed, the supplier shall not change it at will without the permission of Party B. Party B shall be responsible for the warehouse storage management of packaging and raw ingredients and components, inventory and procurement plan management, etc. Party A shall not bear any relevant responsibilities or costs caused by the material reasons.

第三条 乙方提供中文配料信息，由甲方负责翻译并保证正确性；包装设计的文字宣传及标签标识的合规性由甲方负责。乙方根据甲方提供的稿件进行印刷制作。

Article 3. Party B shall provide ingredients information in Chinese which must be accurate, and Party A shall be responsible for translation to English and the accuracy of the translation. Party A shall be responsible for the text drafting and label marking compliance of packaging design. Party B shall print and make the manuscript provided by Party A.

第三节 加工成品质量安全要求及质量保证

Section Ⅲ Quality and Safety Requirements and Quality Assurance of Finished Products

第一条 乙方保证生产的产品质量必须符合甲方提供的要求以及甲方质量内控标准。

Article 1. Party B shall ensure that the quality of the products and packaging produced must conform to the requirements provided by Party A and Party A’s internal quality control standards.

第二条 乙方必须严格按照核算成本时的配方工艺、技术标准等为甲方生产产品，并对其生产加工的产品质量全面负责。严格禁止超甲方规定范围、超甲方规定限量使用食品添加剂；严格禁止将非食品原料在食品中使用。如违反本条规定，所造成的一切经济损失及法律责任由乙方负责。

Article 2. Party B shall strictly follow the formula process, specifications and technical standards when calculating the cost to produce the products for Party A, and be fully responsible for the quality of the products produced and processed, and strictly prohibit the use of any ingredients or manufacturing process that does not conform with Party A’s product specifications. It is strictly forbidden to use non-food using raw materials in food. In case of violation of this article, Party B shall be responsible for all economic losses and legal liabilities caused.

第三条 甲方质量技术人员不参与乙方生产质量管理，生产全过程的质量管理控制均由乙方负责。如生产过程中出现质量问题的，所造成的一切经济损失及法律责任由乙方负责。

Article 3. Party A’s quality and technical personnel shall not participate in Party B’s production quality management, and Party B shall be responsible and accepts liability for the quality management control of the whole production process. Party B shall be responsible for all economic loss and legal liabilities in the event that quality problems ocurr during or as a result of the manufacturing process.

第四节 产品检验

Section Ⅳ Product Inspection

第一条 乙方对加工产品进行过程检验及出厂前检验，必须确保产品合格方能出库，乙方须提供所送每批次产品的自检报告。甲方另外有其他质量要求的，按照双方的另行约定执行。如果产品不符合本协议的要求，乙方需尽快通知甲方，并承担补救的费用，

Article 1. Party B shall carry out process inspection and pre delivery inspection on all products, and ensure that the products can be delivered to Party A for the intended purpose, after passing the inspection. Party B shall provide self inspection report of each batch of products. If Party A has other quality requirements, it shall be implemented in accordance with the other agreement between the two parties. If the products do not conform with the requirements of this Agreement then Party B must inform Party A as soon as possible and must remedy the issue at its cost as soon as possible.

第五节 产品下单及交货程序

Section V Order and Delivery Procedure of Products

第一条 甲方根据经营需要,以传真、电子邮件、或扫描件等形式将经相关责任人确定并签名的《订购单》（见附件二）发给乙方的指定联系人。乙方代表收到订购单应于2个工作日内确认产品明细及交期后，经责任人签字并回复甲方指定联系人。如果甲方接受乙方提出的交期，需签字确认并先行支付订单总金额的 70%。

Article 1. Party A shall, according to the business needs, send the Order Form (see Annex II) confirmed and signed by the relevant responsible person to the designated contact person of Party B in the form of fax, email, or scanning copy. Party B’s representative shall confirm the product details and delivery date within 2 working days after receiving the Order Form, and then sign and reply to the designated contact person of Party A. If Party A accepts the proposed delivery date it will then also sign the Order Form and pay 70% of the total order price.

第二条 任何一方要求更改订单数量或改期交货应当事先与对方达成协议，在《订购单》备注并双方确认签字。

Article 2. Any party requiring change of order quantity or rescheduled delivery shall reach an agreement with the other party in advance, make remarks on the Order Form and both parties shall confirm and both parties are to sign the revised Order Form.

第三条 乙方必须按甲方的订购单严格组织生产，按照双方约定的交货地点及交货方式交付货品。

Article 3. Party B shall strictly organize production according to the order of Party A, and deliver the goods according to the delivery date, place and method agreed by both parties.

第四条 甲方收到乙方交付的货物后，应及时组织相关人员依据相关质量标准和卫生标准等文件要求对货物数量和质量进行验收，并开具入库单交由乙方。如果甲方验收不合格的，则甲方有权对不合格批次的货物退货，并要求乙方在加工合同金额限度内承担损失。

Article 4. After receiving the goods delivered by Party B, Party A may organize relevant personnel to inspect the quantity and quality of goods according to relevant quality standards, health standards and other documents, then issue the warehousing list and submit them to Party B. If the goods are found to be unqualified, Party A shall have the right to return the unqualified goods and require Party B to bear all the losses caused to Party A limited to the manufacturing contract amount.

第五条 甲乙双方如对质量判定存在异议，可在甲乙双方共同认可的第三方检验机构进行检验。

Article 5. If Party A does not consider that the products comply with this Agreement then then the products can be inspected by a third-party inspection institution recognized by both parties.

第六条 结合生产实际情况，甲方允许乙方交付的订购产品数量存在偏差，偏差数量不超过甲方《订购单》所列总数量的 （±10% ）。

Article 6. In combination with the actual production conditions, Party A allows Party B to deliver the ordered products with deviation, which shall not exceed the total quantity listed in the purchase order of Party A (± 10%).

第六节 包材押金，供应价格及起订量

Section Ⅵ Deposit, Supply Price and MOQ

第一条 押金：甲方须向乙方交纳（15）万元的版费、定制包材及专用原料的押金。乙方应在本合同终止后 （7）个工作日内返还至甲方指定账户。本押金不计任何利息。

Article 1. Deposit: Party A shall pay Party B 150,000RMB up front which be used for Printing Mould Cost, Customized Deposit for packaging materials and special raw materials. If there is any unused portion of the deposit then Party B shall return it to the account designated by Party A within (7) working days after the termination of this contract. This deposit is free of any interest.

第二条 订购产品的价格及产品包装规格：见附件一 《代工产品信息表》。

Article 2. The parties agree that the price and packaging specifications of ordered products are as set out in Annex I ” Information Sheet of OEM Products”.

第三条 在合同有效期内，原则上不允许乙方调整价格，如确因原料价格变化巨大等特殊情况，乙方需对约定价格进行调整的，乙方应提前至少（30）天书面通知甲方，列明调价原因及调整幅度。甲方应于（7）个工作日内书面回复同意与否。如甲方同意调整方案，涉及的相关产品名称、包装规格、价格及新价格生效日期,需重新提报《代工产品信息表》并经双方责任人签字后方可生效，并必须作为本合同附件之一存档。如甲方不同意调整方案，乙方应严格按照原合同进行。

Article 3. In principle, Party B is not allowed to adjust the price during the validity of the contract. If Party B needs to adjust the agreed price due to the special circumstances such as the huge change of raw material price, Party B shall inform Party A in writing at least (30) days in advance, and list the reasons and adjustment range and will only apply to Orders submitted after the date of notification. Party A shall reply in writing within (7) working days. If Party A agrees to adjust the plan, the relevant product name, packaging specification, price and the effective date of new price involved shall be re-submitted to Information Sheet of Substitute Products and signed by the responsible persons of both parties, and shall be filed as one of the annexes to the contract. If Party A does not agree to adjust the plan, Party B shall perform this contract as originally agreed.

第四条 双方就新价格及生效日期达成协议以前，甲、乙双方均须按照合同已经确定价格履行相关义务及责任，乙方不得以此为由单方面停止供货。如因乙方单方面违约行为造成的一切经济损失及法律责任由乙方承担。

Article 4. Before the parties reach an agreement on the new price and effective date, both parties shall perform relevant obligations and responsibilities according to the price already determined in the contract. Party B shall not unilaterally stop the supply on this basis. All economic losses and legal liabilities caused by Party B’s unilateral breach of contract shall be borne by Party B.

第五条 产品起订量：单品订单须至少满足 （1000） 件。

Article 5. MOQ: the order of single product must meet at least (1000) pieces.

第七节 货款结算

Section Ⅶ Payment Settlement

第一条 结算方式：订单下达二日内支付订单总金额的70%，发货前付清30%余款。

Article 1. Settlement: 70% of the total order amount shall be paid within two days after the order has been accepted by Party B and Party A has agreed to the proposed delivery date, and 30% of the balance shall be paid by Party A to Party B before delivery of the order.

第二条 支付方式：£电汇 £现金 □支票 □银行承兑汇票 □其他

甲方将确保乙方收到货款的币种为人民币，甲方将负责承担将甲方支付的任何款项换汇成人民币的费用。

Article 2. Payment method: □ Telegraphic transfer □ Cash □ check □ bank acceptance bill □ others

Party A will ensure that the currency of payment received by Party B is RMB, and Party A will be responsible for the cost of converting any payment paid by Party A into RMB.

第三条 收款信息：详见附件三《蜡笔小新银行信息》

Article 3. Payment information: refer to Annex III “BANK INFORMATION FROM LABIXIAOXIN”.

第八节 保密条款及其它

Section Ⅷ Confidentiality and Other

第一条 本合同的商洽、签订及履行过程中,一方从另一方获悉的相关技术资料、商业信息以及相关数据等信息均为保密资料。合同有效期内及合同终止后，双方对上述保密资料均有保密义务，法律的规定予以披露的除外。

Article 1. During the negotiation, signing and performance of this contract, the relevant technical data, product specifications and formulations, commercial information and relevant data and other information learned by one party from the other party are confidential data of Party A. During the validity period of the contract and after the termination of the contract, Party B has the obligation to keep confidential the above confidential information, except for the disclosure required by law. Party B must not use any of Party A’s confidential information for any purpose other than for the fulfilment of its obligations under this Agreement unless agreed by both parties.

第二条 商标仅限生产甲方指定产品时使用，乙方无权将该商标用于其他非指定产品，无权将标注有该商标的指定产品对外销售或进行其他任何方式的处置。乙方同意其不会侵犯甲方的知识产权。乙方同意其不会规避甲方的保密信息，或试图制造或开发任何使用甲方知识产权的产品。

Article 2. The trademark is only used when Party A produces the designated products, Party B has no right to use the trademark for other non designated products, and Party B has no right to sell the designated products marked with the trademark to the outside world or dispose of it in any other way. Party B agrees that it will not infringing the Intellectual Property of Party A. Party B agrees that it will not circumvent the Confidential Information of Party A or attempt to manufacture or develop any products which utilizes Party A’s Intellectual Property.

第三条 不合格的产品或取消订单的产品乙方应严格按照报废审核程序全面回收销毁，由于报废产品流失而侵害甲方权益的，一切经济损失及法律责任由乙方承担。不合格产品产生的一切费用由乙方承担，因甲方原因取消订单产生的一切费用由甲方承担。

Article 3. Party B shall recycle and destroy the unqualified products or orders from cancelled orders in strict accordance with the scrap audit procedure such products must not be sold to any other party. If Party B infringes Party A’s rights and interests due to the loss of the scrapped products, Party B shall bear all economic losses and legal liabilities. All expenses incurred by the unqualified products shall be borne by Party B and all expenses incurred by the cancellation of the order for reasons attributable to Party A shall be borne by Party A.

第九节 不可抗力

Section Ⅸ Force Majeure

第一条 甲乙双方的任何一方由于不可抗力的原因导致不能履行合同时，应及时向对方通报不能履行或不能完全履行的原由,以减轻或避免可能给对方造成的损失。双方协商一致后，允许延期履行、部分履行或者不履行合同，并根据实际情况可部分或全部免予承担违约责任。协商内容应以书面形式并双方责任人签名后作为本合同附件存档。

Article 1. If either party of Party A and Party B fail to perform the contract due to force majeure, it shall timely inform the other party of the reasons for failure or complete performance, so as to reduce or avoid the losses that may be caused to the other party. After the two parties have reached consensus, it is allowed to delay performance, partially perform or fail to perform the contract, and may be exempted from the liability for breach of contract in part or in whole according to the actual situation. The negotiation contents shall be in written form and signed by the responsible persons of both parties and shall be filed as the appendix to the contract.

第十节 违约责任

Section X Liability for Breach of Contract

第一条 乙方不能按合同确定的交货期交货，且未提前通知甲方并经甲方同意重新确定交货日期的，按超期（7）天以上（14）天以内 ，应按照该笔订单总金额的 （0.5%） 作为违约金；超期 （14）天以上 ，应按照该笔订单总金额的（1%）作为违约金。因乙方超期交货给甲方造成的一切经济损失及法律责任由乙方承担。

Article 1. If Party B fails to deliver the goods according to the delivery date determined in the contract and Order Form, and without prior notice to Party A and with the consent of Party A to redetermine the delivery date, liquidated damages of the total amount of the order will be imposed on Party B according to the following rules. If the period of overdue period is between 7 and 14 days, the liquidated damages shall be (0.5%) of the total amount of the order. If the period of overdue period is longer than 14 days the liquidated damages shall be (1%) of the total amount of the order. Party B shall also bear all economic losses and legal liabilities caused by Party B’s overdue delivery to Party A.

第二条 在商品标明的保质期及保质条件下，乙方应对其提供的产品质量全面负责，由此产生的一切经济损失及法律责任由乙方承担。

Article 2. Under the warranty period and until the use by date of the individual products, Party B shall be fully responsible for the quality of the products provided by Party B, and all economic losses and legal liabilities arising therefrom shall be borne by Party B. The minimum use by date for the products will be agreed between the parties on a case by case basis.

第三条 甲方无正当理由逾期提货的、逾期付款的，应依逾期金额按同期银行利息（利率不超过10%）计算向乙方偿付逾期付款的违约金。逾期提货、逾期付款时间超过（30）天，乙方有权拒收甲方新增订单，直到甲方付清超期货款为止，且无须承担任由此产生的任何违约责任。

Article 3. If Party A fails to collect goods or pay the goods overdue without proper reasons, Party A shall pay Party B liquidated damages for overdue payment based on the overdue amount calculated on the basis of the bank interest charged to Party B of the same period (not more than 10%). If the overdue delivery and overdue payment time exceed (30) days, Party B shall have the right to reject the new order of Party A until Party A pays the overdue payment, and shall not be liable for any breach of contract arising there from.

第十一节 合同终止、争议解决

Section 11 Termination of Contract and Dispute Resolution

第一条 本合同期限为:自2021年8月1日至2023年7月31日。

Article 1. The term of this contract is from August 1, 2021 to July 31, 2024.

第二条 合同期满后，本合同自动终止。若任何一方欲续展合同期限，需于合同期满前一个月内向另一方提出，协商一致后重新签署合同。

Article 2. After the expiration of the contract, the contract shall continue on a month to month basis until the parties enter into a new agreement.

第三条 合同有效期及合同续约期内,如发生以下事项，一方有权以书面形式通知对方解除合同。

Article 3. During the validity and renewal of the contract, if the following events occur, one party shall have the right to terminate the contract by written notice to the other party.

第一款 另一方违反保密条款或存在其他严重违约情况。

Section 1. The other party violates the confidentiality clause or has other serious breach of contract.

第二款 另一方进入破产清算或被兼并程序，或另一方因财务或经营情况恶化丧失履行本合同的能力。

Section 2. The other party enters into bankruptcy liquidation or merger procedure, or the other party loses the ability to perform the contract due to deterioration of financial or business conditions.

第三款 双方本着友好协商的原则解决因本合同的解释或履行发生的任何争议。协商不成的， 双方同意在友好谈判失败后30天内由双方商定的调解员进行正式调解。如果调解失败，双方同意将此事提交双方同意的中国法院或起诉方所在地法院。

Section 3. In order for the parties to resolve any dispute arising from the interpretation or performance of this contract, it shall be settled by both parties on the principle of friendly negotiation. If the negotiation fails, the parties agree to conduct formal mediation by a mutually agreed mediator within 30 days of the failure of amicable negotiations. If mediation fails, the parties agree to refer the matter to a mutually agreed court in China or the court at the location of the prosecutor.

第四款 本合同未尽事宜由双方协商解决，并另行签订补充协议。本合同、本合同附件、本合同补充协议以及以本合同为基础所达成的任何书面协议、共识，均为本合同的有效组成部分，与本合同有着同等法律效力。本合同的修改应以书面形式做出并由双方确认。

Section 4. The matters not covered in this contract shall be settled by both parties through negotiation and a supplementary agreement shall be signed separately. This contract, the appendix to the contract, the supplementary agreement of this contract and any written agreement and consensus reached on the basis of this contract are all valid components of the contract and have the same legal effect as this contract. The modification of this contract shall be made in writing and confirmed by both parties.

第四条 本协议以中英文订立。两种语言文本间如有歧义，以中文文本为准。

Article 4. This agreement is made in Chinese and English. In case of any ambiguity between the two languages, the Chinese version shall prevail.

第十二节 其他

Section Ⅻ Others

第一条 如一方营业执照、地址、电话、传真号码、账户信息、开票信息、责任人，联系人等有变更，应在变更当日内书面通知对方，被通知方应当及时修改并保存变更信息。

Article 1. if a party has any change in its business license, address, telephone, fax number, account information, billing information, responsible person, contact person, etc., it shall notify the other party in writing within the day of change, and the notified party shall modify and keep the change information in time.

第二条 本合同执行期间，双方不得随意变更或解除合同。

Article 2. During the execution of this contract, both parties shall not arbitrarily change or terminate the contract.

第三条 本合同一式四份，经双方签字盖章后生效，甲乙双方执二份。

Article 3. This contract is made in quadruplicate, and shall come into force after being signed and sealed by both parties, and both parties shall hold two.

（以下无正文）

(No text below)

（本页为签字页）

(Signed at this page)

甲 方(章):	/S/ Nathan Givoni

法 定代表:	________________

地 址:	___________________ _______

委 托代表:	___________

联 系电话:	___

Party A (Seal): Gelteq Pty Ltd (ACN: 619 501 254)

Legal Representative: Nathan Givoni

Address: Level 7, 616 St Kilda Rd, Melbourne VIC 3004 Australia

Entrusted Representative: Nathan Givoni

Contact Number: +61 3 9087 3990

_________________________

乙方(章): 蜡笔小新（福建）食品工业有限公司

法定代表:郑育双 ______________________

地 址:晋江市五里工业园区 __________________________________

委托代表:邓伦理 _______________________

联系电话:0595- 85739999 __________

Party B (Seal): /S/Labixiaoxin (Fujian) Foods Industrial Co.,Ltd

Legal Representative:

Address:

Entrusted Representative:

Tel:

Annex III BANK INFORMATION FROM LABIXIAOXIN

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